Phase 2 Trial and Open-Label Extension Top-Line Results:   Once-Weekly Canvuparatide in Adults with Hypoparathyroidism September 22, 2025 Exhibit 99.2

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Agenda Once-Weekly Canvuparatide for the Potential Treatment of Hypoparathyroidism Kent Hawryluk President & CEO Sam Azoulay, MD Chief Medical Officer Rick Bartram, CPA Chief Financial Officer Top-Line Results Summary Disease Overview and Current Landscape Avail™ and Open-Label Extension Overview Clinical Results and Safety Data Differentiation and Next Steps Q&A Session Kent Hawryluk Sam Azoulay, MD Kent Hawryluk All

Once-Weekly Canvuparatide Achieved Primary Endpoint at Week 12; 79% Responder Rate at 6 Months in Open-Label Extension 63% of patients receiving once-weekly canvuparatide achieved the primary endpoint at Week 12 vs 31% on placebo (p<0.05) All patients completed Avail™ and 94% entered the Open-Label Extension (OLE) Responder status increased to 79% at 6 months in the OLE At Week 12, urine calcium excretion was reduced in canvuparatide-treated patients with elevated baseline values Bone biomarkers increased in canvuparatide-treated patients at Week 12 and continued to improve at 6 months Once-weekly canvuparatide was well-tolerated, with no treatment related serious adverse events or discontinuations during the 12-week trial Results support development for once-weekly dosing and progression into Phase 3

Hypoparathyroidism: A Chronic, Serious Endocrine Disease

Affects >250,000 patients in the U.S. and E.U., representing a significant unmet need and market opportunity[1,2]

CAUSE

Deficiency in parathyroid hormone (PTH)

Etiology: Inadvertent removal of parathyroid during thyroid surgery and less commonly due to autoimmune disease and genetic disorders

SYMPTOMS[3,4]

Cognition: Cognitive impairment, confusion

Hypocalcemia – low calcium: Tetany, muscle cramping/spasms/twitching, numbness, tingling, seizures

Hypercalcemia – high calcium: Polyuria, nausea, vomiting, constipation, weakness



COMPLICATIONS[3,4]

Depression / Infections

Cardiovascular: Arrythmias, ischemic heart disease

Renal: Kidney stones, chronic kidney disease, nephrocalcinosis

MBX Biosciences

PTH, parathyroid hormone.
1. Clarke B et al JCEM 2016, 2. Powers J et al JBMR 2013, 3. Khan A et al JBMR 2022, 4. Yao L et al Complications Symptoms JBMR 2022.

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Managing Hypoparathyroidism: A Significant Treatment Opportunity PTH, parathyroid hormone; QoL=quality of life. 1. Khan A et al. JBMR 2022. Once-weekly canvuparatide designed to overcome key limitations of current therapies Calcium and active vitamin D1 supplementation Daily PTH replacement therapy Investigational once-weekly PTH replacement therapy STANDARD OF CARE Does not address underlying pathophysiology Significant pill burden Serum calcium fluctuations Contributes to renal complications Palopegteriparatide Approved in U.S. and E.U. for the treatment of hypoparathyroidism in adults Eneboparatide In Phase 3 development Designed to: Lower daily peak-to-trough PTH exposures vs. daily injectables Normalize serum and urine calcium Eliminate pill burden Convenient weekly dosing Improve QoL Reduce complications DAILY INJECTIONS Canvuparatide WEEKLY INJECTION

Avail™ Phase 2 Trial and OLE Overview

Avail™

Once-Weekly Canvuparatide Trial Design and Endpoints

12-Week Trial and 2-Year Open-Label Extension Study Design



Screening & Optimization Period
Treatment Period: 12 weeks
Open-Label Extension: 104 weeks
4- Week Fixed Dose Treatment Period
8-Week Dose Adjustment Period
6-Month Analysis from Avail study
R
N=64
400 µg QW (n=16)
Titrate Canvuparatide (up to 1200 µg)
600 µg QW (n=16)
Titrate Canvuparatide (up to 1400 µg)
800 µg QW (n=16)
Titrate Canvuparatide (up to 1600 µg)
QW Placebo (n=16)
Titrate Placebo
N=60
Continuation of QW Canvuparatide, Titrate (n=45)
Placebo crossover: Start at 400 µg QW Canvuparatide, Titrate (n=15)

Key Endpoints from Phase 2 Avail™ and OLE

Primary Composite Endpoint (Week 12)

Proportion of patients (% Responders) meeting all three criteria:

- Normal albumin-adjusted serum calcium (8.2 mg/dL to 10.6 mg/dL)
- Independence from active vitamin D
- Calcium supplements ($\leq$600 mg/day)

Select Secondary and Exploratory Endpoints

- % Responders of each starting dose at Week 12
- % Meeting each individual component of composite criteria
- % Responders at 6 months
- Change from baseline in 24h urine calcium excretion
- Change from baseline in bone turnover biomarkers
- Safety and tolerability

MBX Biosciences

QW, once weekly.
ClinicalTrials.gov Identifier: NCT06465108, NCT06531941

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BMI, body mass index. Baseline Demographic and Clinical Characteristics Canvuparatide Characteristic 400 μg (n = 16) 600 μg (n = 16) 800 μg (n = 16) Pooled (n = 48) Placebo (n = 16) All Patients (N = 64) Age, years, median (range) 50.0 (35–68) 45.0 (28–58) 55.5 (23–72) 49.0 (23–72) 44.5 (19–63) 48.5 (19–72) Female, n (%) 13 (81.3) 15 (93.8) 13 (81.3) 41 (85.4) 15 (93.8) 56 (87.5) Race, n (%) Asian 0 0 0 0 1 (6.3) 1 (1.6) Black/African American 1 (6.3) 1 (6.3) 2 (12.5) 4 (8.3) 2 (12.5) 6 (9.4) White 15 (93.8) 15 (93.8) 13 (81.3) 43 (89.6) 13 (81.3) 56 (87.5) Other 0 0 1 (6.3) 1 (2.1) 0 1 (1.6) Ethnicity, n (%) Hispanic or Latino 11 (68.8) 9 (56.3) 9 (56.3) 29 (60.4) 9 (56.3) 38 (59.4) Not Hispanic or Latino 5 (31.3) 7 (43.8) 7 (43.8) 19 (39.6) 7 (43.8) 26 (40.6) BMI, kg/m2, mean (SD) 30.6 (4.3) 32.9 (7.2) 30.4 (7.0) 31.3 (6.3) 30.2 (5.4) 31.0 (6.1)

Hypoparathyroidism Baseline Clinical Characteristics AdjCa, albumin-adjusted calcium. Canvuparatide Characteristic 400 μg (n = 16) 600 μg (n = 16) 800 μg (n = 16) Pooled (n = 48) Placebo (n = 16) All Patients (N = 64) Duration of hypoparathyroidism, years, mean (SD) 10.5 (7.5) 9.4 (9.9) 11.7 (9.9) 10.5 (9.0) 8.9 (4.8) 10.1 (8.2) Etiology of hypoparathyroidism, n (%) Postsurgical chronic 15 (93.8) 14 (87.5) 14 (87.5) 43 (89.6) 14 (87.5) 57 (89.1) Idiopathic 1 (6.3) 1 (6.3) 1 (6.3) 3 (6.3) 2 (12.5) 5 (7.8) Autoimmune 0 1 (6.3) 0 1 (2.1) 0 1 (1.6) Genetic 0 0 1 (6.3) 1 (2.1) 0 1 (1.6) Calcium dose, mg/day, median (range) 1900 (1000–12,000) 2400 (800–5400) 2000  (800–13,500) 2000  (800–13,500) 2325  (1300–4000) 2000  (800–13,500) Vitamin D dose, μg/day, median (range) 0.750  (0.50–2.50) 0.875  (0.50–2.00) 0.875  (0.50–2.00) 0.750  (0.50–2.50) 0.750  (0.50–1.50) 0.750  (0.50–2.50) Serum AdjCa, mg/dL, mean (SD) 9.3 (0.9) 9.4 (0.7) 9.2 (0.7) 9.3 (0.7) 9.0 (1.0) 9.2 (0.8) Serum PTH, ng/L, mean (SD) 9.2 (5.8) 10.1 (4.4) 11.2 (7.0) 10.2 (5.7) 12.1 (12.6) 10.6 (7.9) Urine calcium excretion, n (%) < 250 mg/day 9 (56.3) 8 (50.0) 9 (56.3) 26 (54.2) 9 (56.3) 35 (54.7) ≥ 250 mg/day 7 (43.8) 8 (50.0) 7 (43.8) 22 (45.8) 7 (43.8) 29 (45.3)

Avail™ Phase 2: Clinical Results

63% of Patients Treated with Once-Weekly Canvuparatide met the Primary Composite Endpoint with Zero PRN use at Week 12 AdjCa, albumin-adjusted calcium. Parameter, n (%) Canvuparatide (Pooled) (n = 48) Placebo (n = 16) P Value vs Placebo* Proportion of Patients Meeting Primary Endpoint Criteria at Week 12 (Responders) 30 (63%) 5 (31%) 0.0427 Proportion of Patients Meeting Each Component of Composite Criteria, (n, %) Independence from active vitamin D 47 (98%) 10 (63%) 0.0004 Independence from oral calcium (≤600 mg/day) 36 (75%) 5 (31%) 0.0026 Serum AdjCa within normal range (8.2−10.6 mg/dL) 39 (81%) 7 (44%) 0.0062 *Strata-adjusted differences in proportions and p-value are obtained from Cochran-Mantel-Haenszel test after adjusting for randomization strata (history of surgically-induced hypoparathyroidsim (yes/no) and urine calcium excretion of <250 mg/day or >250 mg/day.

Evidence of Dose Response and Wide Therapeutic Range  Canvuparatide Placebo (n = 16) Parameter, n (%) 400 μg (n = 16) 600 μg  (n = 16) 800 μg  (n = 16) Pooled (n = 48) Proportion of Patients Achieving Responder Status at Week 12 8 (50%) 11 (69%) 11 (69%) 30 (63%) 5 (31%) Median Dose for Responders at Week 12, μg (range) 600 (400, 600) 800 (600, 1400) 800 (400, 1400) 800 (400, 1400) 600 (600, 1400) P Value vs Placebo* 0.2384 0.0637 0.0393 0.0427 *Strata-adjusted differences in proportions and p-value are obtained from Cochran-Mantel-Haenszel test after adjusting for randomization strata(history of surgically-induced hypoparathyroidsim (yes/no) and urine calcium excretion of <250 mg/day or >250 mg/day.

Once-Weekly Canvuparatide Treated Patients Maintained Mean Serum AdjCa Levels Within Normal Range Over 12 Weeks  AdjCa, albumin-adjusted calcium. Canvuparatide (Pooled; n = 48) Placebo (n = 16) Mean (SE) Serum AdjCa Levels, mg/dL

Once-Weekly Canvuparatide Demonstrated Meaningful Reduction in 24h Urine Calcium ULN, upper limit of normal. All Patients ULN (Men) ULN (Women) 15 n = 48 15 47  −92 (22)*  −76 (50)* Participants With Elevated Urine Calcium at Baseline ULN (Men) ULN (Women) 7 n = 21 7 21 −203 (31)*  −117 (95)* *Mean (SE) difference Canvuparatide: Baseline Week 12 Placebo: Baseline Week 12

OLE: Clinical Results

Responder Rates Increased to 79% at 6 Months in OLE AdjCa, albumin-adjusted calcium. *Based on patients with available data (23 out of 24) aAnalysis based on patients with available data for each component of the composite criteria at 6 months. Canvuparatide (pooled) cohort at month 6 includes patients initially randomized to canvuparatide (n=41) and placebo (n=15) for 12 weeks in the Avail study.  bPercentages based on 58 patients 96% of responders at Week 12 remained responders at 6 months* Parameter, n (%) Week 12 6 Months Canvuparatide (Pooled) (n = 48) All Treated (n = 56)a Proportion of Patients Achieving Responder Status 30 (63%) 44 (79%) Proportion of Patients Meeting Each Component of Responder Criteria, (n, %) Independence from active vitamin D 47 (98%) 52 (90%)b Independence from oral calcium (≤600 mg/day) 36 (75%) 47 (81%)b Serum AdjCa within normal range (8.2−10.6 mg/dL) 39 (81%) 53 (95%)

Once-Weekly Canvuparatide Treated Patients Maintained Mean Serum AdjCa Levels Within Normal Range Over 6 Months AdjCa, albumin-adjusted calcium; OLE, open-label extension. Canvuparatide (Pooled; n = 45) Placebo (n = 15) Placebo switched in OLE (n = 15) Mean (SE) Serum AdjCa Levels, mg/dL

Once-Weekly Canvuparatide Lowered Daily Supplement Requirements Over 6 Months   Dashed line indicates target calcium dose (600 mg/day). OLE, open-label extension. Canvuparatide (Pooled; n = 45) Placebo (n = 15) Placebo switched in OLE (n = 15) Mean (SE) Calcium Dose, mg/day Total Daily Calcium Dose Total Daily Active Vitamin D Dose Mean (SE) Active Vitamin D Dose, μg/day

Bone Turnover Markers Increased Over 12 Weeks and Continued Over 6 Months



CTx
Mean (SE) CTx Levels, ng/L
Avail Study
OLE
1200
1000
800
600
400
200
0
W0
W4
W12
M6a
P1NP
Mean (SE) P1NP Levels, µg/L
Avail Study
OLE
250
200
150
100
50
0
W0
W4
W12
M6a
BSAP
Mean (SE) BSAP Levels, U/L
Avail Study
OLE
50
45
40
35
30
25
20
15
10
5
0
W0
W4
W12
M6a
Canvuparatide (Pooled)
Placebo

[a]The canvuparatide (pooled) cohort at M6 includes patients initially randomized to canvuparatide or placebo for W12 in the Avail study.
BSAP, bone-specific alkaline phosphatase; CTx, C-terminal telopeptide of type I collagen; M, month; OLE, open-label extension; P1NP, procollagen 1 intact N-terminal propeptide; W, week.

MBX Biosciences

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Avail™ Phase 2: Safety Results

Canvuparatide Placebo (n = 16) TEAE, n (%) 400 μg (n = 16) 600 μg (n = 16) 800 μg (n = 16) Pooled (n = 48) TEAE 12 (75.0) 10 (62.5) 13 (81.3) 35 (72.9) 10 (62.5) Mild 10 (62.5) 5 (31.3) 7 (43.8) 22 (45.8) 9 (56.3) Moderate 2 (12.5) 3 (18.8) 6 (37.5) 11 (22.9) 1 (6.3) Severe 0 2a,b (12.5) 0 2 (4.2) 0 Treatment-related TEAE 7 (43.8) 8 (50.0) 10 (62.5) 25 (52.1) 6 (37.5) SAE 0 1a (6.3) 0 1 (2.1) 0 Treatment-related SAEs 0 0 0 0 0 TEAE leading to discontinuation Of study drug 0 0 0 0 0 Of study 0 0 0 0 0 Deaths 0 0 0 0 0 Phase 2 TEAE Summary aOne patient with Bell’s palsy was reported as not treatment related, and resolved without sequelae. bOne patient with abdominal pain was reported as possibly treatment related. SAE, serious treatment-emergent adverse events; TEAE, treatment-emergent adverse event.

Phase 2 Most Common TEAEs (≥ 5% of Any Treatment Groupa) aMost common TEAEs defined as ≥ 5% of any treatment group and occurring at a ≥2 % incidence higher than placebo. TEAE, treatment-emergent adverse event. Canvuparatide Placebo (n = 16) TEAE, n (%) 400 μg (n = 16) 600 μg (n = 16) 800 μg (n = 16) Pooled (n = 48) Headache 5 (31.3) 1 (6.3) 4 (25.0) 10 (20.8) 1 (6.3) Hypercalcemia 2 (12.5) 2 (12.5) 5 (31.3) 9 (18.8) 1 (6.3) Arthralgia 1 (6.3) 4 (25.0) 2 (12.5) 7 (14.6) 0 Nausea 1 (6.3) 0 5 (31.3) 6 (12.5) 1 (6.3) Injection site reaction 2 (12.5) 0 3 (18.8) 5 (10.4) 1 (6.3) Diarrhea 1 (6.3) 1 (6.3) 2 (12.5) 4 (8.3) 1 (6.3) Fatigue 0 3 (18.8) 1 (6.3) 4 (8.3) 0 Abdominal pain 0 1 (6.3) 2 (12.5) 3 (6.3) 0 Asthenia 0 0 2 (12.5) 2 (4.2) 1 (6.3) Injection site erythema 0 2 (12.5) 1 (6.3) 3 (6.3) 0 Muscle spasms 0 2 (12.5) 0 2 (4.2) 1 (6.3) Vomiting 0 0 3 (18.8) 3 (6.3) 0 Muscle twitching 2 (12.5) 0 0 2 (4.2) 0

AESI, treatment-emergent of special interest; TEAE, treatment-emergent adverse event. Phase 2 Treatment-Emergent AESIs Canvuparatide Placebo (n = 16) TEAE, n (%) 400 μg (n = 16) 600 μg (n = 16) 800 μg (n = 16) Pooled (n = 48) Metabolism and nutrition disorders Hypercalcemia 2 (12.5) 2 (12.5) 5 (31.3) 9 (18.8) 1 (6.3) Urgent care visit 0 0 1 (6.3) 1 (2.1) 0 Required hospitalization 0 0 0 0 0 Hypocalcemia 1 (6.3) 1 (6.3) 2 (12.5) 4 (8.3) 3 (18.8) Urgent care visit 0 0 0 0 1 (6.3) Required hospitalization 0 0 0 0 0 General disorders and administration site conditions Injection site TEAEs (grouped terms) 3 (18.8) 2 (12.5) 4 (25.0) 9 (18.8) 2 (12.5)

Summary & Next Steps

Once-Weekly Canvuparatide Demonstrated a Competitive Responder Rate in the Phase 2 Avail and OLE Studies

Once-Weekly Canvuparatide Phase 2 Responder Rates



63%
31%
79%
12 Week Tx
12 Week Placebo
6 Month Tx

Achieved primary endpoint with statistical significance at Week 12

Once-Daily Injectable Phase 2 Responder Rates[1]



50%
27%
71%
4 Week Tx
4 Week Placebo
6 Month Tx

Did **not** achieve primary endpoint with statistical significance at Week 4

Once-Daily Injectable FDA-Approved Label Responder Rates[2]



69%
5%
6 Month
Placebo

Achieved primary endpoint with statistical significance at Week 26

Data sourced from (1)"PaTH Forward: A Randomized, Double-Blind, Placebo-Controlled Phase 2 Trial of TransCon PTH in Adult Hypoparathyroidism", https://pmc.ncbi.nlm.nih.gov/articles/PMC8684498/; (2) Palopegteriparatide prescribing information

Note: These data are derived from different clinical trials at different points in time, with differences in trial design, including endpoints, and patient populations. As a result, cross-trial comparisons cannot be made, it is only provided for illustrative purposes, and no head-to-head clinical trials have been conducted.

MBX Biosciences

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Once-Weekly Canvuparatide Daily Injectable 7/week Once-Weekly Canvuparatide: Potential to Become Preferred Treatment for Hypoparathyroidism  52/year 365/year 1/week

Plans for Advancing Potential Best-in-Class Canvuparatide Program Present Phase 2 topline results at the International HypoPARAthyroidism Conference (Oct 2025) Request End-of-Phase 2 meeting with FDA Share full Phase 2 results at major medical meeting and in publication Report 52-week OLE follow-up data in 2026 Plan to initiate global Phase 3 in 2026

We thank the patients and their caregivers, investigators, partners, and the passionate team at MBX who helped to make Avail™ a success www.mbxbio.com investors@mbxbio.com